"Regular" Distribution Date:                           Collection Period Ending:
   15-Feb-99                                                        31-Jan-99
                             Yamaha Motor Master Trust
                6.25% Series 1994-1, 6.20% Series 1995-1 & Series 1998-1


-------------------------------------------------------------------------------



A. INFORMATION REGARDING THE YAMAHA MOTOR MASTER TRUST

1.  Aggregate Pool Balance as of the beginning of the
    preceding Collection Period ......................................................   467,619,312.47

2.  Aggregate amount of Collections during the preceding
    Collection Period ................................................................    97,956,452.02

         a) Collections other than finance charges,
            cash Adjustment Payments and cash
            Transferor Deposit Amounts ...............................................    96,615,884.98

         b) Finance Charge collections ...............................................     1,340,567.04

         c) Cash Adjustment Payments .................................................             0.00

         d) Cash Transferor Deposit Amounts ..........................................             0.00

3.  Aggregate amount of receivables written off
    (net of recoveries) during the preceding Collection Period .......................        26,111.69

4.  Aggregate amount of non-cash Adjustment Payments during
    the preceding Collection Period ..................................................     5,250,840.79

5.  Aggregate amount of non-cash Transferor Deposit Amounts
    during the preceding Collection Period ...........................................             0.00

6.  Aggregate amount of additional Receivables during
    the Preceding Collection period ..................................................   167,521,459.00

7.  Aggregate Pool Balance as of the end of the preceding
    Collection Period ................................................................   533,247,934.01

8.  The aggregate Trust Principal Component as of the beginning of the
    preceding Collection Period was ..................................................   459,435,974.50

9.  The aggregate amount of Principal Collections during the
    preceding Collection Period was ..................................................    89,773,114.05

10. The aggregate amount of Defaulted Receivables during the preceding
    Collection Period was ............................................................        25,654.74

11. The aggregate Trust Principal Component as of the end of the
    preceding Collection Period was * ................................................   523,916,095.16

12. The aggregate amount of Yield Collections during the preceding
       Collection Period was .........................................................     8,183,337.97

13.  The Discount Factor during the preceding Collection Period was ..................             1.75%

14.  The Monthly Payment Rate during the preceding Collection Period was .............            20.95%

15. Defaulted Receivables ( [ charged-off receivables less recoveries ] x
    [1-Discount rate] ) during the preceding Collection Period, expressed as an annual percentage of the Trust Principal Component as of the
    beginning of the preceding Collection Period, were . .............................             0.07%

16. "Finance Charge" collections during the preceding Collection Period, expressed as an annual percentage of the Pool Balance as of the
    beginning of the preceding Collection Period, were ...............................             3.44%

B. INFORMATION REGARDING THE SERIES INVESTED AMOUNTS & TRANSFEROR AMOUNT

                                                              Series              Series            Series
                                                              1994-1              1995-1            1998-1            Aggregate
                                                              ------              ------            ------            ---------

1. Aggregate Invested Amount and Pool Factor as of the beginning of the preceding Collection
    Period

    a) Class A Invested Amount ........................   150,000,000.00      100,000,000.00      174,378,913.86    424,378,913.86

       Class A Percentage (% of Invested Amount).......            82.00%              82.00%              88.50%            84.55%

          Series 1998-1 Commercial Paper Principal
          Component ...................................           ---                 ---         174,378,913.86    174,378,913.86
          Series 1998-1 APA Bank Loan Balance .........           ---                 ---                  (0.00)            (0.00)

    b) Less Principal Funding Account or
       Capitalized Interest Account (1998-1 only)......   150,000,000.00                0.00        1,200,000.00    151,200,000.00

    c) Equals Class A Adjusted Invested Amount ........             0.00      100,000,000.00      173,178,913.86    273,178,913.86

    d) Class B Invested Amount ........................    32,926,829.27       21,951,219.51       22,659,406.89     77,537,455.67
       Class B Percentage (% of Invested Amount) ......            18.00%              18.00%              11.50%            15.45%

    e) Aggregate Invested Amount ......................   182,926,829.27      121,951,219.51      197,038,320.75    501,916,369.53

    f) Class A Pool Factor ............................        1.0000000           1.0000000                ---

    g) Class B Pool Factor ............................        1.0000000           1.0000000                ---

2. Aggregate Invested Amount and Pool Factor as of the end of the preceding Collection Period

    a) Class A Invested Amount . ......................   150,000,000.00      100,000,000.00      199,845,859.01    449,845,859.01
       Class A Percentage (% of Invested Amount) ......           100.00%             100.00%             100.00%           100.00%

          Series 1998-1 Commercial Paper Principal
          Component ...................................           ---                 ---         199,845,859.01    199,845,859.01
          Series 1998-1 APA Bank Loan Balance .........           ---                 ---                  (0.00)            (0.00)
          Series 1998-1 balance of Undistributed
          Principal Collections .......................           ---                 ---                   0.00              0.00
                                                                                                  --------------    --------------
                                                                                                  199,845,859.01    199,845,859.01

    b) Less Principal Funding Account or
       Capitalized Interest Account (1998-1 only) .....   150,000,000.00                0.00        1,372,500.00    151,372,500.00

    c) Equals Class A Adjusted Invested Amount ........             0.00      100,000,000.00      198,473,359.01    298,473,359.01

    d) Class B Invested Amount ........................    32,926,829.27       21,951,219.51       25,968,670.94     80,846,719.73

    e) Invested Amount ................................   182,926,829.27      121,951,219.51      225,814,529.95    530,692,578.74

    f) Class A Pool Factor ............................        1.0000000           1.0000000                 ---

    g) Class B Pool Factor ............................        1.0000000           1.0000000                 ---


                                                                                  % Trust Principal
                                                              $ Amount                Component
                                                              --------                ---------
3.  Transferor Interest as of the beginning
    of the preceding Collection Period ................   107,519,604.98               23.40%

     a) Special Funding Account as of the
        beginning of the preceding
        Collection Period .............................             0.00                0.00%

4. Available Subordinated Amount as of the
   beginning of the preceding Collection Period .......             0.00                0.00%

5. Average Class A Invested Amount
   (98-A calendar month) ..............................               --                  --      189,471,614.26
   Average Class B Invested Amount
   (98-A calendar month) ..............................               --                  --       24,620,605.24

B. INFORMATION REGARDING THE SERIES INVESTED AMOUNTS & TRANSFEROR AMOUNT, Cont

                                                                                                              % Trust
                                                                                                              Principal
                                                                                             Amount          Component
                                                                                             ------          ---------
5. Transferor Interest as of the end of the preceding
   Collection Period ................................................................... 143,223,516.43        27.34%

     a) Special Funding Account as of the end of the preceding
         Collection Period .............................................................           0.00         0.00%


6. Available Subordinated Amount as of the end of the preceding
      Collection Period ................................................................           0.00         0.00%


7. Minimum Transferor Percentage (net of Available Subordinated Amount)
    as of the end of the preceding Collection Period ...................................  62,869,931.42        12.00%


C. INFORMATION REGARDING THE ALLOCATION OF COLLECTIONS

1. Floating Allocation Percentage

Series 1994-1 Investor Percentage ......................................................           7.17%
Series 1995-1 Investor Percentage ......................................................          26.54%
Series 1998-1 Investor Percentage ......................................................          46.60%
Transferor Percentage ..................................................................          19.69%
                                                                                           -------------
                                                                                                  100.00%
2. Fixed Allocation Percentage

Series 1994-1 Investor Percentage ......................................................          36.45%
Series 1995-1 Investor Percentage ......................................................             NA
Series 1998-1 Investor Percentage ......................................................             NA
Transferor Percentage ..................................................................           0.00%

3. Allocation of Yield Collections

Yield Collections allocable to Series 1994-1 ...........................................     586,482.96
Yield Collections allocable to Series 1995-1 ...........................................   2,172,159.13
Yield Collections allocable to Series 1998-1 ...........................................   3,813,347.42
                                                                                          -------------
Aggregate Investor Yield Collections ...................................................   6,571,989.51
Yield Collections allocable to the Transferor ..........................................   1,611,348.46
                                                                                          -------------
Total allocable Yield Collections ......................................................   8,183,337.97

4. Allocation of Special Funding Account Income
    (allocated and distributed to the Transferor during the Revolving Period)

Special Funding Account Income allocable to Series 1994-1 ..............................           0.00
Special Funding Account Income allocable to Series 1995-1 ..............................           0.00
Special Funding Account Income allocable to Series 1998-1 ..............................           0.00
                                                                                          -------------
Aggregate Investor Special Funding Account Income ......................................           0.00
Special Funding Account Income allocable to the Transferor .............................           0.00
                                                                                          -------------
Total allocable Special Funding Account Income .........................................           0.00



C. INFORMATION REGARDING THE ALLOCATION OF COLLECTIONS, Cont

                                                                                           $ Amount
                                                                                           --------
5. Allocation of Defaults

Defaults allocable to Series 1994-1 (Investor Default Amount) ..........................       1,838.62
Defaults allocable to Series 1995-1 (Investor Default Amount) ..........................       6,809.71
Defaults allocable to Series 1998-1 (Investor Default Amount) ..........................      11,954.83
                                                                                          -------------
Aggregate Investor Default Amount ......................................................      20,603.16
Defaults allocable to the Transferor ...................................................       5,051.57
                                                                                          -------------
Total allocable Defaults ...............................................................      25,654.74

6. Allocation of Principal Collections

Principal Collections allocable to Series 1994-1 .......................................  32,718,421.04
Principal Collections allocable to Series 1995-1 .......................................  21,812,280.70
Principal Collections allocable to Series 1998-1 .......................................  35,242,412.31
                                                                                          -------------
Aggregate Investor Principal Collections ...............................................  89,773,114.05
Principal Collections allocable to the Transferor ......................................           0.00
                                                                                          -------------
Total allocable Principal Collections ..................................................  89,773,114.05

7. Allocation of Collection Account Income (allocated and distributed to Series
   1994-1, Series 1995-1 and Series 1998-1 during an Early Amortization Period)

Collection Account Income allocable to Series 1994-1 ...................................           0.00
Collection Account Income allocable to Series 1995-1 ...................................           0.00
Collection Account Income allocable to Series 1998-1 ...................................           0.00
                                                                                          -------------
Aggregate Investor Collection Account Income ...........................................           0.00
Collection Account Income allocable to the Transferor ..................................         226.20
Total allocable Collection Account Income ..............................................         226.20


D. INFORMATION REGARDING YIELD COLLECTIONS & INVESTMENT INCOME (YIELD FUNDS)

                                           Series 1994-1       Series 1995-1          Series 1998-1           Aggregate
                                           -------------       -------------          -------------           ---------
1. Yield Collections (including
   "finance charges") allocable to
   Series 1994-1, Series 1995-1
   and Series 1998-1 during the
   preceding Collection Period were .....    586,482.96         2,172,159.13           3,813,347.42         6,571,989.51

2. Principal Funding Account
   investment income during the
   preceding Collection Period was ......    695,596.35                 0.00                    ---           695,596.35

3. Special Funding Account
   investment income allocable to
   Series 1994-1, Series 1995-1
   and Series 1998-1 during the
   preceding Collection Period were .....          0.00                 0.00                   0.00                 0.00

4. Collection Account investment
   income allocable to Series
   1994-1, Series-1 and Series
   1998-1 during the preceding
   Collection Period were ...............          0.00                 0.00                   0.00                 0.00

5. Capitalized Interest Account
   Investment and Interest income
   (allocable to Series 1998-1
   only) during the preceding
   Collection Period was ................           ---                  ---               5,276.82             5,276.82

6. Total Yield Funds allocable
   to Series 1994-1, Series 1995-1
   and Series 1998-1 during the
   preceding Collection Period were ..... 1,282,079.31         2,172,159.13            3,818,624.24         7,272,862.68

   a. Total Yield Funds allocable
      to Series 1994-1, Series
      1995-1 and Series 1998-1 as
      an annual percentage of the
      Invested Amount as of the
      beginning of the preceding
      Collection Period were ............          8.41%               21.37%                 21.40%               16.82%

E. INFORMATION REGARDING THE DISTRIBUTION OF YIELD COLLECTIONS AND INVESTMENT INCOME ALLOCABLE TO SERIES 1994-1, SERIES 1995-1 AND SERIES 1998-1


                                                  Series 1994-1        Series 1995-1          Series 1998-1            Aggregate
                                                  -------------        -------------          -------------            ---------
1.  Total Yield Funds allocable
    to Series 1994-1, Series
    1995-1 and Series 1998-1 .................    1,282,079.31          2,172,159.13           3,818,624.24          7,272,862.68

2.  Plus Draw on Capitalized
    Interest Account
    (for Series 1998-1 only) .................             ---                   ---                   0.00                  0.00

3.  Total Yield Funds allocable
    to Series 1994-1, Series
    1995-1 and Series 1998-1,
    including draw on Capitalized
    Interest Account for Series 19981 ........    1,282,079.31          2,172,159.13           3,818,624.24          7,272,862.68

4.  Less Class A Monthly Interest paid .......      781,250.00            516,666.67             853,686.78          2,151,603.45

      Class A Certificate Rate ...............           6.250%                6.200%                 5.232%
         - CP Rate (applicable
           to Series 1998-1 only) ............             ---                   ---                  5.232%
         - Euro Dollar Rate (applicable
           to Series 1998-1 only) ............             ---                   ---                  5.439%
         - Base Rate (applicable to
           Series 1998-1 only) ...............             ---                   ---                  8.250%

5.  Less Class A Past Due Monthly
    Interest paid ............................            0.00                  0.00                   0.00                  0.00

6.  Less Class B Monthly Interest paid .......      176,981.71            117,987.80             115,313.93            410,283.44

7.  Less Class B Past Due Monthly
    Interest paid ............................            0.00                  0.00                   0.00                  0.00

8.  Less [program] Fees paid
    (applicable to Series 1998-1 only) .......             ---                   ---              28,893.25             28,893.25

9.  Less Past Due Program Fees paid
    (Series 1998-1 only) .....................             ---                   ---                   0.00                  0.00

10. Less Monthly Servicing Fee paid ..........      304,878.05            203,252.03             328,397.20            836,527.28

11. Less Past Due Monthly
    Servicing Fee paid .......................            0.00                  0.00                   0.00                  0.00

12. Less Reimbursement of previously
    unreimbursed Class A Charge-Offs .........            0.00                  0.00                   0.00                  0.00
    (distributed as Excess Principal
    during the Revolving Period)

13. Plus Reallocated Transferor Principal ....            0.00                  0.00                   0.00                  0.00

14. Less Investor Default Amount .............        1,838.62              6,809.71              11,954.83             20,603.16
     (Excess Principal during the
     Revolving Period)

15. Less Interest on previously
    unreimbursed Class B Charge-Offs .........           0.00                  0.00                    0.00                  0.00

16. Less Reimbursement of previously
    unreimbursed Class B Charge-Offs .........           0.00                  0.00                    0.00                  0.00
     (Excess Principal during the
     Revolving Period)

17. Equals Remaining Yield Funds
     allocable to Series 1994-1,
     Series 1995-1 (including draw
     on Capitalized Interest Account
     for Series 1998-1) ......................      17,130.94          1,327,442.91            2,480,378.25          3,824,952.10

F. INFORMATION REGARDING MONTHLY DISTRIBUTION SHORTFALLS TO SERIES 1994-1, SERIES 1995-1 AND SERIES 1998-1

                                                     Series 1994-1   Series 1995-1  Series 1998-1    Aggregate
                                                     -------------   -------------  -------------    ---------
1. Class A Monthly Interest shortfall
   during the preceding Collection Period ..........       0.00           0.00           0.00          0.00

2. Class B Monthly Interest shortfall
   during the preceding Collection Period ..........       0.00           0.00           0.00          0.00

3. Monthly Servicing Fee shortfall during
   the preceding Collection Period .................       0.00           0.00           0.00          0.00

4. Monthly Program Fees shortfall during
   the preceding Collection Period .................        ---            ---           0.00          0.00

5. Class A Investor Charge-Offs during the
   preceding Collection Period .....................       0.00           0.00           0.00          0.00

6. Class B Investor Charge-Offs during the
   preceding Collection Period .....................       0.00           0.00           0.00          0.00

7. Cumulative Unreimbursed Class A Investor
   Charge-Offs .....................................       0.00           0.00           0.00          0.00

8. Cumulative Unreimbursed Class B Investor
   Charge-Offs .....................................       0.00           0.00           0.00          0.00

9. Cumulative Reallocated Transferor Principal .....      (0.00)         (0.00)          0.00         (0.00)

G. INFORMATION REGARDING THE CALCULATION AND DISTRIBUTION OF PRINCIPAL

                                                  Series 1994-1        Series 1995-1          Series 1998-1             Aggregate
                                                  -------------        -------------          -------------             ---------
1. Available Principal Funds
    (funds on deposit in the
    Collection Account
    for principal distribution)

  a) Remaining Yield Funds
     allocable to Series 1994-1,
     Series 1995-1 and Series 1998-1 ..........       17,130.94                 0.00                   0.00             17,130.94
      (distributed to Transferor
      during Revolving Period)

  b) Principal Collections
     allocable to Series 1994-1,
     Series 1995-1 and Series 1998-1 ..........   32,718,421.04        21,812,280.70          35,242,412.31         89,773,114.05

  c) Investor Defaults ........................        1,838.62             6,809.71              11,954.83             20,603.16

  d) Reallocated Transferor Principal .........            0.00                 0.00                   0.00                  0.00

  e) Principal Collections allocable
     to the Transferor ........................            0.00                 0.00                   0.00                  0.00

  f) Balance of Special Funding Account
     (Undistributed Principal Collections) ....            0.00                 0.00                   0.00                  0.00
     (retained in Collection Account
     during the Revolving Period)

  g) Beginning balance of Undistributed
     Principal Collections ....................              --                   --                   0.00                  0.00

  h) Excess Principal from Series 1994-1,
     Series 1995,1 and Series 1998-1 ..........   38,378,464.27                 0.00          51,432,383.88         89,810,848.15
            1) From Series 1994-1 .............              --                 0.00          32,737,390.60         32,737,390.60
            2)  From Series 1995-1 ............    3,124,097.13                   --          18,694,993.28         21,819,090.41
            3)  From Series 1998-1 ............   35,254,367.14                 0.00                     --         35,254,367.14

  i) Total Available Principal Funds ..........   71,115,854.87        21,819,090.41          86,686,751.02        179,621,696.30

2. Principal Paid to Class A ..................            0.00                 0.00                   0.00                  0.00

3. Undistirbuted Principal Collections ........              --                   --                   0.00                  0.00

4. Class B Monthly Principal ..................            0.00                 0.00                   0.00                  0.00

5. Excess Principal Collections ...............   32,737,390.60        21,819,090.41          35,254,367.14         89,810,848.15

7. Series 1998-1 Additional
   Invested Amount ............................             ---                  ---          28,776,209.21         28,776,209.21

       a) Class A Additional
          Invested Amount .....................             ---                  ---          25,466,945.15         25,466,945.15

       b) Class B Additional
          Invested Amount .....................             ---                  ---           3,309,264.06          3,309,264.06

H. INFORMATION REGARDING THE PRINCIPAL FUNDING ACCOUNT


                                                           Series 1994-1      Series 1995-1     Series 1998-1        Aggregate
                                                           -------------      -------------     -------------        ---------
1. Principal Funding Account amount as
   of the beginning of the preceding
   Collection Period ....................................  150,000,000.00         0.00              ---           150,000,000.00

2. Plus Class A principal deposits made
   during the preceding Collection Period ...............            0.00         0.00              ---                     0.00

3. Less principal withdrawals made during
   the preceding Collection Period ......................            0.00         0.00              ---                     0.00

4. Principal Funding Account amount as of
   the end of the preceding Collection Period ...........  150,000,000.00         0.00              ---           150,000,000.00

5. Principal Funding Account investment
   income during the preceding Collection Period ........      695,596.35         0.00              ---               695,596.35

6. Principal Funding Account investment
   rate during the preceding Collection Period ..........            5.56%        0.00%             ---                     5.56%


I. INFORMATION REGARDING TRANSFEROR SUBORDINATION EVENT TRIGGERS

                                                                Series 1994-1     Series 1995-1     Series 1998-1    Aggregate
                                                                -------------     -------------     -------------    ---------
Transferor Subordination Event ? .............................         NO               NO               NO

Required Transferor Subordination Amount .....................       0.00             0.00             0.00             0.00

Required Transferor Subordination Amount
(% Class A Adjusted Invested Amount) .........................       0.00%            0.00%            0.00%

Available Subordinated Amount as of the
end of the preceding Collection Period .......................       0.00             0.00             0.00             0.00


                                                                                         Trigger            Actual   Subord. Event ?
Transferor Subordination Event Triggers                                                   Level             Level        (1=yes)
---------------------------------------                                                   -----             -----        -------
1. Minimum November through April Monthly Payment Rate (3-mo moving avg) ..............   10.00%            22.62%         0

2. Minimum May through October Monthly Payment Rate (3-mo moving avg) .................   13.00%            22.62%         0

3. Maximum All-Terrain Vehicles (as % of Pool Balance) ................................   33.33%            25.59%         0

4. Maximum other than motorcycles, scooters, water vehicles,
   all-terain vehicles, outboard and snow mobiles (as % of Pool Balance) ..............   10.00%             1.45%         0

5  Maximum Dealer "holdbacks" on non-sold products plus Sales
    Program Discounts .................................................................    5.00%             0.54%         0

6. Maximum Fiscal Year New Accounts as a % of Beginning Fiscal
     Year Total Accounts ..............................................................    8.00%             5.77%         0

7. Maximum Fiscal Quarter New Accounts as a % of Beginning Fiscal
    Quarter Total Accounts ............................................................    5.00%             0.32%         0

8. Maximum Defaulted Receivables minus Recoveries plus
    Repossessions (as an Annual % of Pool Balance) (3-month moving average) ...........    7.50%             0.14%         0

J. INFORMATION REGARDING EARLY AMORTIZATION EVENT TRIGGERS


Series 1994-1 Early Amortization Event ? ..................................................  NO
Series 1995-1 Early Amortization Event ? ..................................................  NO
Series 1998-1 Early Amortization Event ? ..................................................  NO


                                                                                                 Series        Series      Series
Early Amortization Event Triggers                                                   Trigger      1994-1        1995-1      1998-1
                                                                                    -------      ------        ------      ------
1. a. Min Class B Invested Amt as a % of Class A Inv Amt (Series 1994-1) .........   17.00%      21.95%            NA          NA
   b. Min Class B Invested Amt as a % of Class A & B Inv Amt (Series 1995-1) .....   17.50%         NA          18.00%         NA
   c. Min Class B Invested Amt as a % of Class A & B Inv Amt (Series 1998-1) .....   11.00%         NA             NA       11.50%

2. Max consecutive months that Special Funding Account may exceed $0                                                           12

3. Minimum Transferor Interest ( ** note ** below) ...............................   10.00%      25.93%         25.93%       25.93%

4. Minimum Transferor Interest (** note ** below) if "finance charge"
   yield (expressed as an annual percentage of the Pool Balance) is
   less than 6% ..................................................................   12.00%      25.93%         25.93%       25.93%

5. Minimum November through April Monthly Payment Rate (3-mo moving avg) .........    8.00%      22.62%         22.62%       22.62%

6. Minimum May through October Monthly Payment Rate (3-mo moving avg) ............   11.00%      22.62%         22.62%       22.62%

7. Maximum Defaulted Receivables minus Recoveries plus Repossessions
   (as an annual % of Pool Balance) (3-mo moving avg) ............................   10.00%       0.14%          0.14%        0.14%

8. Class B Invested Amount is less than Initial Class B Invested Amount
    for three consecutive periods ................................................          32,926,829     21,951,220          ---




-------------------------------------------------------------------------------

    ** Note **: For purposes of determining whether the Transferor Interest is greater than the Minimum Transferor Interest, the Transferor Interest is reduced by the principal component (1 minus the Discount Factor) of 10-day draft balances if the short term rating of DFS is not P-1 .

    Is the short term rating of DFS P-1 ? ........................................................              NO
    Balance of DFS drafts as of the end of the preceding Collection Period .......................    7,522,659.43

  Transferor Interest as of the end of the preceding Collection Period ...........................  143,223,516.43
  Principal Component of DFS Draft balance as of the end of the preceeding Coll Period ...........    7,391,012.89
                                                                                                    --------------
  Adjusted Transferor Interest ...................................................................  135,832,503.54
  Adjusted Transferor Interest (% TPC) ...........................................................           25.93%
  Minimum Transferor Interest ....................................................................   62,869,931.42

K. INFORMATION REGARDING THE SERVICER CASH COLLATERAL ACCOUNT



1. Servicer Cash Collateral Account balance as of the beginning of the preceding Collection Period ....................................................................  2,497,917.67

2. Servicer Cash Collateral Account balance as of the end of the preceding Collection Period. ...................................................................  2,670,417.67

3. Withdrawals from the Servicer Cash Collateral Account during the
   preceding Collection Period. ...................................................................      5,973.26

4. Investment Income and Deposits to the Servicer Cash Collateral Account during the
   preceding Collection Period. ...................................................................    178,473.26


L. INFORMATION REGARDING DISTRIBUTIONS TO SERIES 1994-1, 1995-1 AND 1998-1 CLASS A CERTIFICATES


    Series          Amount                  Explanation
    ------          ------                  -----------
    1994-1      $781,250.00            Class A Monthly Interest
    1994-1      $0.00                  Class A Principal  *
    1995-1      $516,666.67            Class A Monthly Interest
    1995-1      $0.00                  Class A Principal  **
    1998-1      $853,686.78            Class A Monthly Interest
    1998-1      ($25,466,945.15)       Class A Principal (Increase)/Reduction ***


  * Amount of Series 1994-1 Class A Principal deposited to Principal Funding AC =           $0.00
 ** Amount of Series 1995-1 Class A Principal deposited to Principal Funding AC =           $0.00
*** Amount of  Series 1998-1 Undistributed Principal deposited to Collection AC =           $0.00









                                      NAME:          Kevin Fujimoto
                                               ----------------------------

                                      TITLE:            Treasurer
                                               ----------------------------